UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2021 (September 23, 2021)

HANCOCK PARK CORPORATE INCOME, INC.
(Exact name of Registrant as specified in its charter)

Maryland	814-01185	81-0850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 2500 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Note Purchase Agreement

On September 23, 2021, Hancock Park Corporate Income, Inc., a Maryland corporation (the “Company”), executed an amendment (the “Amendment”) to its Note Purchase Agreement dated November 27, 2019 (the “Agreement”) with a qualified institutional investor (the “Purchaser”), under which the Company previously sold to the Purchaser in a private placement 6.50% unsecured notes due November 27, 2024 in an aggregate principal amount of $15,000,000 (the “Notes”).
The Amendment, among other things: (i) extends the scheduled maturity date of the Notes from November 27, 2024 to November 27, 2026, (ii) reduces the coupon rate of the Notes from 6.50% to 5.50%, and (iii) reduces the default rate of the Notes, if applicable, from 8.50% to 7.50%. In addition, under the Agreement as amended by the Amendment, the Company may, at its option, upon notice to the Purchaser, redeem at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial redemption, at 100% of the principal amount so redeemed, together with interest on such Notes accrued to, but excluding, the date of redemption, and with no redemption settlement amount paid by the Company in connection with any such redemption. Except as set forth in the Amendment, the Agreement continues in full force and effect. In connection with the Amendment, the Company paid to the Purchaser a structuring fee equal to one percent (1%) of the principal amount outstanding in respect of the Notes, or $150,000.
The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to the Note Purchase Agreement by and between Hancock Park Corporate Income, Inc. and the Purchaser party thereto, dated September 23, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hancock Park Corporate Income, Inc.
Date: September 24, 2021	By:	/s/ Bilal Rashid
Chief Executive Officer